Exhibit 99.1 CVG “We Find A Way” Colliers NDR February 8, 2022

These slides contain forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, these slides may contain forward-looking statements about the Company’s expectations for future periods with respect to its plans to improve financial results, the future of the Company’s end markets, including the short-term and long-term impact of the COVID-19 pandemic on our business, changes in the Class 8 and Class 5-7 North America truck build rates, performance of the global construction equipment business, the Company’s prospects in the wire harness, warehouse automation and electric vehicle markets, the Company’s initiatives to address customer needs, organic growth, the Company’s strategic plans and plans to focus on certain segments, competition faced by the Company, volatility in and disruption to the global economic environment and the Company’s financial position or other financial information. These statements are based on certain assumptions (including inflationary pressures and continued supply chain challenges) that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including those included in the Company’s filings with the SEC. There can be no assurance that statements made in these slides relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. February 2022 Investor Presentation| 2 Forward-Looking Statements and Non-GAAP Financial Measures

Management in Attendance Today 3 Harold Bevis President, CEO, Director of CVG 7 years with company - Director since 2014, CEO since 2020 17 years as a CEO, President, Director Experienced at growth, cashflow, ROIC, debt paydown, portfolio balancing Chris Bohnert Chief Financial Officer and Investor Relations Joined CVG in 2020 15 years as CFO and over 30 years of experience with global companies Experienced at business transformation and process improvement February 2022 Investor Presentation|

CVG is a global provider of components, assemblies and systems to the commercial vehicle market, the electric vehicle market, and the warehouse automation market 2021 Q3 LTM Sales ~$960 million 2021 Q3 LTM Adj. EBITDA $73 million ~7,800 Employees High Growth Markets Electric Vehicles, Fuel Cell Vehicles, Warehouse Automation New Products, Innovation R&D Centers for metal fabrication, plastics, electronics, electrical systems Global Footprint 30 Plants in 10 Countries February 2022 Investor Presentation | 4 CVG at a Glance

February 2022 Investor Presentation| 5 Plastics, Thermoforming, Injection Molding Electric Vehicle Systems Automated Warehouses Trucks / On-road Powersports, ATVs Delivery Vans CVG Products & Services Value Added Products Integrated into Large Systems Customer End Products Automation Systems Seating, Comfort Systems Construction Equipment / Off-road

6February 2022 Investor Presentation | • Have won 300+ new programs with 100+ customers in first 2 years of a new growth program – and nearly 70% is with Electric Vehicles & Warehouse Automation • Winning in Electric Vehicles, Fuel Cell Vehicles, Warehouse Automation, Value Added Products CVG Investment Thesis 1. Strong ground transportation markets due to ecommerce growth and economic growth 3. Strong electric vehicle market growth due to emission reduction goals 2. Strong warehouse automation market growth due to ecommerce growth and labor shortages

214 256 301 363 0 50 100 150 200 250 300 350 400 2020 2021 2022 2023 7February 2022 Investor Presentation| Base Transportation Business is Strong But Bumpy due to OE Part Shortages ⚫ eCommerce increasing truck miles & first mile/middle mile/last mile complexities ⚫ North America transportation increasing with less dependency on Asia supply chain ⚫ Massive global conversion to EV and Fuel Cell away from ICE ⚫ CVG entered electric delivery van market in 2021 NA Class 8 Truck Build Outlook +42% Global Supply Chains Causing Delay in Production T h o u s a n d s o f T ru c k s P ro d u c e d Truck production data per ACT Research Reports T h o u s a n d s o f T ru c k s P ro d u c e d 59 69 67 61 64 50 55 60 65 70 Q1 21 Q2 21 Q3 21 Q4 21 January ACT Outlook November ACT Outlook

8February 2022 Investor Presentation| Strong New End Markets NA Truck Builds NA Truck Builds Electric Vehicles, Fuel Cell Vehicles o Government regulation and company environmental initiatives are driving electric vehicle and fuel cell vehicle adoption o New market entrants looking for technical expertise to launch, CVG working with many of them o Electric vehicles represent a $7 trillion market opportunity between today and 2030 and $46 trillion between today and 2050* E-Commerce, Automated Warehousing o The coronavirus pandemic has accelerated the adoption of e-Commerce by 3-5 years o New consumer behavior for click-and-collect retail and grocery o The demand for warehouse automation products is expected to grow approximately 14% annually through 2026** o A global opportunity that matches CVG footprint well *Electric Vehicle Outlook 2021 BloombergNEF **LogisticsIQ latest post-pandemic market report

9February 2022 Investor Presentation| Electric Vehicles Low Voltage Systems Electric drive train Low voltage historical build to print business High and low voltage system designs with additional electrical product opportunities Internal Combustion Engines Electric Vehicle o Vehicle evolution and market dynamics are creating the opportunity for CVG to provide a sophisticated value proposition o More electrical content in vehicles = Larger Total Available Market for CVG CVG entered transportation/on-road vehicle market in 2020 and is having great success winning business, over $140 million / year and still growing

10February 2022 Investor Presentation| Warehouse Automation NA Truck Builds o Growing customer roster & value proposition o Expanding footprint o Europe – new facility open in Czech Republic to serve warehouse automation market. Have first orders for 2022 o Vertical Integration objectives for 2022 o Metal Fabrication o Roller manufacturing o Painting Key CVG Products

11February 2022 Investor Presentation| 2022 Initiatives NA Truck Builds NA Truck Builds Optimize Core Business Walk Away, Reprice Simplify Global Supply Chains 3rd Year Vertically integrate Win New Business Debt Paydown FCF Business Model

February 2022 Investor Presentation| 12 Notes: 1) Vehicle wins are ~18 month ramp-ups and 5-7 year estimated duration with aftermarket 2) Warehouse Automation wins are ~3 month ramp-ups and 3 year estimated duration • Two consecutive years of net new business wins of $100M+ • Electric Vehicles are >$200 million of new wins • CVG’s business profile has already changed on a pro forma basis CVG is Winning New Diversified Business Will continue to add vintage year wins → excited about 2022! $83 $163 $205 $248 $297 $309 - 50 100 150 200 250 300 350 2020 2021 2022 2023 2024 2025 New Business Additive to Core Legacy Business

February 2022 Investor Presentation| 13 Over $350 million / year of net New Business Awards Over Past Two Years New Wins Customer Diversification CVG is winning new business primarily in Electrical Systems and Warehouse Automation with new customers

14February 2022 Investor Presentation| Debt Reduction is a New Go-Forward Goal • Targeting to pay down $25-40 million of debt in 2022 • Leverage ratio estimated to further decline • CVG is cash generative. Through 9 months in 2021, CVG invested $81 million ➢ $70 million in working capital to support >$250M of sales growth, inventory profiles for new program launches, and covid-based supply disruptions and ➢ $11M in capex to support growth, cost reductions, maintenance Leverage Ratio 3.2x 2.2x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 2020 2021 Q3 2022 Target 1.8x -1.6x

15January 2022 Investor Presentation| Investment Highlights ⚫ Strong core market growth coupled with strong growth in EV market and warehouse automation ⚫ CVG has already transformed on a pro-forma basis into an electrical and electronics business ⚫ CVG will optimize it’s business portfolio tied to low-profit, low-value Class 8 truck market

The Road Ahead ⚫ $300m/yr of new business won in the first 2 years ⚫ Focus areas are: Electric Vehicles, Fuel Cell Vehicles, Warehouse Automation, Value-Added Products February 2022 Investor Presentation| 16 ⚫ Transportation equipment is needed & in short supply ⚫ Global supply chains impacting CVG sales timing ⚫ Invested into supply chain in 2021, vertically integrating in systemic areas ⚫ Optimize existing working capital profile Strong Demand Excellent New Win Success Debt Paydown Investing for Future ⚫ Continuing new business program ⚫ New wins and higher margins are the priorities in capex budget

Financial Update January 2022 Investor Presentation| 17

18February 2022 Investor Presentation| CVG Sales Adjusted Operating Income Margin 3.8% -2.8% 6.4% 3.8% 6.5% 6.5% 5.1% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 187 127 188 216 245 258 240 - 50 100 150 200 250 300 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 (1) Zero margin on inflation pass through (2) Causing price/cost compression(1) Global supply chain issues persisting

19January 2022 Investor Presentation| Electrical Systems Sales Adjusted Operating Income Margin 112 74 121 139 162 175 164 - 20 40 60 80 100 120 140 160 180 200 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 5.6% -1.0% 11.1% 7.4% 9.3% 10.7% 10.9% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21

February 2022 Investor Presentation| Global Seats Sales Adjusted Operating Income Margin 76 54 69 79 91 85 76 - 10 20 30 40 50 60 70 80 90 100 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 6.0% 3.9% 7.4% 2.7% 6.1% 5.9% 0.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 20 (1) Negotiating top customer accounts (2) Price/cost compression (3) Negotiations underway with top customers

21February 2022 Investor Presentation| Last Twelve Month EBITDA Reconciliation (in millions) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net income $ (4.1) $ 8.5 $ 5.1 $ 7.5 Interest 5.2 5.0 2.8 1.6 Provision / (Benefit) for Income Taxes 3.9 2.5 1.5 2.4 Depreciation 3.8 3.8 3.8 3.7 Amortization 0.9 0.9 0.9 0.9 Impairment - - - - EBITDA 9.7 20.7 14.1 16.1 Adjustments Executive Transition - - - 0.7 Restructuring 1.6 - - - Investigation 0.7 0.2 0.2 - Deferred consideration purchase accounting 1.0 0.2 0.1 0.1 Loss on extinguishment of debt - - 7.2 - Adjusted EBITDA 13.0 21.1 21.6 16.9

February 2022 Investor Presentation| 22 ⚫ CVG is just beginning a transformation ⚫ CVGI enterprise value multiple is at 5.8x and is trading at a discount to its peers ⚫ Strong markets, many new business wins, front-end of a new optimization program ⚫ Global supply chains will provide a few bumps along the way, but will not stop us ⚫ Shares Outstanding: 33.0 million ⚫ Public Float: 31.6 million ⚫ LTM Sales $ 960 million ⚫ LTM Adj. EBITDA $ 73 million Facts About CVG’s Stock (NASDAQ:CVGI) 4% 70% 26% Insiders Institutional Retail

Thank You